SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORMS 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2000


                     American Home Mortgage Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


           Delaware                  000-27081                  13-4066303
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(State of other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


    12 East 49th Street New York, NY                               10017
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(Address of principal executive officers)                        (Zip Code)


  Registrant's telephone number, including area code:          (212) 755-8600
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                                       N/A
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         (Former name or former address, if changed since last report)



                            Exhibit Index on Page 6

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
            -------------------------------------

      On January 17, 2000 American Home Mortgage Holdings, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Home Mortgage Corp., Inc., an Illinois corporation ("First Home"), American Home Mortgage Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), John A. Manglardi, Vincent Manglardi, Jeffrey L. Lake and Thomas J. Fiddler (the "Shareholders"). Subject to the terms and conditions of the Merger Agreement, First Home will be merged with and into Merger Sub (the "Merger"), the separate corporate existence of First Home will cease, and Merger Sub will continue as the surviving corporation. A copy of the Merger Agreement is filed herewith as
Exhibit 2.1 and is incorporated herein by reference.

      In consideration of the Merger, the Shareholders will receive an aggregate of 489,760 shares of the common stock, $.01 par value, of the Company and $3,600,000 to be paid in cash over the period of two years. In addition, the Shareholders may also receive additional consideration based on the future results of the financial performance of the First Home division of the Company.

      In connection with the Merger, the Company entered into five year employment agreements and non-competition agreements on the terms set forth in Exhibits 10.1 through 10.8 filed herewith, which are incorporated herein by reference, with (i) Mr. John A. Manglardi, who will serve as Senior Executive Vice President of the Company; (ii) Mr. Vincent Manglardi, who will serve as Senior Executive Vice President of the Company; (iii) Mr. Jeffrey L. Lake, who will serve as Senior Executive Vice President of the Company; and (iv) Mr. Thomas J. Fiddler, who will serve as Executive Vice President of the Company.

      The source of consideration for the cash portion of the acquisition price of First Home will be the working capital of the Company. The amount of consideration was determined through negotiations between the Company and First Home and was based on a variety of factors, including, without limitation, earnings and revenue, the value of goodwill and the nature of the mortgage industry.

      First Home is among the largest independent mortgage lenders in metropolitan Chicago with a well-established franchise based on the skill and good-will of its loan officers as well as its Internet effort. Formed in 1987, First Home originates primary residential mortgage loans. It operates 21 branch offices in 4 states and employs approximately 255 full time employees, including sales personnel. First Home is licensed, exempt or otherwise qualified to originate loans in 23 states, and has pending applications for qualification in 1 state.

      This Form 8-K contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. The words "believe," "will be able," or similar words are intended to identify forward-looking statements. Such statements involve risks and uncertainties that exist in the Company's operations and business environment that could render actual outcomes and results materially different than predicted. The Company's forward-looking statements are based on assumptions about many factors, including, but not limited to, general volatility of the capital markets; changes in the real estate market, interest rates or the general economy of the markets in which the Company operates; economic, technological or regulatory changes affecting the use of the Internet and changes in government regulations that are applicable to the Company's regulated brokerage and property management businesses. These and other factors are more fully discussed in the Company's prospectus filed with the Securities and Exchange Commission as part of its Registration Statement on Form S-1 (Registration No. 333-82409). While the Company believes that its assumptions are reasonable at the time forward-looking statements were made, it cautions that it is impossible to predict the actual outcome of numerous factors and, therefore, readers should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update such statements in light of new information or future events.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            ------------------------------------------------------------------

      (a)   Financial Statements of Business Acquired

            The audited balance sheet of First Home as of December 31, 1998 and 1997 and the related statements of income, retained earnings and cash flows for the years then ended appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

            The financial statements to be included in this Item for the year ended December 31, 1999 shall be filed by amendment to this Current Report on Form 8-K no later than sixty (60) days after the date that this Form 8-K must be filed.

      (b)   Pro Forma Financial Information

            The pro forma financial information required in response to this Item shall be filed by amendment to this Current Report on Form 8-K no later than sixty (60) days after the date that this Form 8-K must be filed.

      (c)   Exhibits

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

      2.1 Agreement and Plan of Merger, dated as of January 17, 2000, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub II, Inc., First Home Mortgage Corp., Inc., and the stockholders of First Home Mortgage Corp., Inc. listed on the signature pages thereto. The schedules to this Exhibit 2.1 do not contain information that is material to an investment decision. The Company hereby agrees to furnish a copy of any omitted schedules to the Securities and Exchange Commission upon request.

      10.1 Employment Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

      10.2 Employment Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

      10.3 Employment Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

      10.4 Employment Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

      10.5 Non-Competition Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

      10.6 Non-Competition Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

      10.7 Non-Competition Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

      10.8 Non-Competition Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

      23.1                          Consent of Morrison & Morrison, Ltd.,
                                    Certified Public Accountants.

      99.1                          Press Release of the Registrant dated
                                    January 18, 2000.

      99.2 First Home Mortgage Corp., Inc. audited financial statements for the years ended December 31, 1998 and 1997.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN HOME MORTGAGE HOLDINGS, INC.


February 1, 2000
                                       By: /s/ Michael Strauss
                                           -----------------------------------
                                           Michael Strauss

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

          2.1 Agreement and Plan of Merger, dated as of January 17, 2000, by and among American Home Mortgage Holdings, Inc., American Home Mortgage Sub II, Inc., First Home Mortgage Corp., Inc., and the stockholders of First Home Mortgage Corp., Inc. listed on the signature pages thereto. The schedules to this Exhibit 2.1 do not contain information that is material to an investment decision. The Company hereby agrees to furnish a copy of any omitted schedules to the Securities and Exchange Commission upon request.

         10.1 Employment Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

         10.2 Employment Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

         10.3 Employment Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

         10.4 Employment Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

         10.5 Non-Competition Agreement, dated January 17, 2000, between John A. Manglardi and American Home Mortgage Holdings, Inc.

         10.6 Non-Competition Agreement, dated January 17, 2000, between Vincent Manglardi and American Home Mortgage Holdings, Inc.

         10.7 Non-Competition Agreement, dated January 17, 2000, between Jeffrey L. Lake and American Home Mortgage Holdings, Inc.

         10.8 Non-Competition Agreement, dated January 17, 2000, between Thomas J. Fiddler and American Home Mortgage Holdings, Inc.

         23.1           Consent of Morrison & Morrison, Ltd., Certified Public
                        Accountants.

         99.1           Press Release of the Registrant dated January 18, 2000.

         99.2 First Home Mortgage Corp., Inc. audited financial statements for the years ended December 31, 1998 and 1997.